UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Affymetrix, Inc.

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Memorandum

DATE:	March 1, 2016	Affymetrix, Inc. 3420 Central Expressway Santa Clara, CA 95051 www.affymetrix.com
TO:	All Affymetrix Employees
FROM:	Frank Witney
SUBJECT:	Thermo Fisher Scientific – Update

Dear Global Affymetrix team,

We are making good progress toward closing our transaction with Thermo Fisher Scientific, and this note gives you an update on recent activities. First, we obtained all antitrust regulatory clearances required for the acquisition to move forward. This includes both U.S. and European approvals. Second, we have set March 24th as the date for a special shareholder meeting to vote on the transaction. Assuming we receive shareholder approval, the transaction is likely to close shortly after that, subject to the receipt or waiver of other closing conditions. Integration teams for both companies are working hard to ensure a smooth transition and are focused on being prepared for a closing date in late-March.

Let me take a moment to thank all of you for your focus and hard work during this transition period for Affymetrix. As you know, we expect that our business objectives will remain largely unchanged after the transaction. This includes our 2016 corporate goals, as well as metrics under our bonus plan and other incentive programs this year. We will also be working very hard to take advantage of the many great opportunities to expand our business and careers as part of Thermo Fisher. These are very exciting times, for sure, and on behalf of the Senior Leadership Team let me express my appreciation for all of your outstanding contributions to the company and its customers and shareholders.

We will continue to keep you updated as things progress.

Sincerely,

Frank Witney

President & CEO

Affymetrix, Inc.

Forward Looking Statements

All statements in this report that are not historical in nature, are predicative in nature or that depend upon or refer to future events or conditions are “forward-looking statements” within the meaning of Section 21 of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, those concerning the expected timing, completion, receipt of stockholder and governmental approvals and effects of the proposed transaction. Such statements are based on Affymetrix’ current expectations and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Affymetrix cannot assure you that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors, including, but not limited to, those relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the proposed transaction may not materialize as expected; the transaction not being timely completed, if completed at all; prior to the completion of the transaction, Affymetrix’ business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are discussed in “Risk Factors” contained in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2015. These forward-looking statements speak only as of the date of the report. Unless required by law, the Company does not undertake to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Information for Affymetrix Stockholders

In connection with the proposed merger, Affymetrix has filed a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC ON FEBRUARY 24, 2016 BECAUSE IT CONTAINS IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents at Affymetrix’ website at investor. Affymetrix.com or by contacting Affymetrix’ investor relations department via e-mail at investor@affymetrix.com.

Affymetrix and its directors, executive officers and other members of its management and employees as well as Thermo Fisher and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Affymetrix’ stockholders with respect to the merger. Information about Affymetrix’ directors and executive officers and their ownership of Affymetrix’ common stock is set forth in the proxy statement for Affymetrix’ 2016 Special Meeting of Stockholders, Affymetrix’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and proxy statement for Affymetrix’ 2015 Annual Meeting of Stockholders. Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2015 Annual Meeting of Stockholders. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Affymetrix’ directors and executive officers in the merger, which may be different than those of Affymetrix’ stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, which have been filed with the SEC.